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                                                                EXHIBIT 10.50





SECURITIES SALE AND PURCHASE AGREEMENT NO. 3064-SMM-0515-00001

This SALE AND PURCHASE AGEEMENT is entered into between PLD TELEKOM INC. (formerly known as Petersburg Long Distance Inc.), a company organised under the laws of state Delaware, USA (the Seller), represented by JAMES HATT acting on the basis of CORPORATE AUTHORITY AS CHAIRMAN and REDFORD LIMITED, a company organised under the laws of Cyprus (the Purchaser), represented by Kruglov Igor on the basis of the Power of Attorney.

POWER OF ATTORNEY

1. SUBJECT OF AGREEMENT The Seller is the owner of certain securities as stated in Attachment 1 to this Agreement, which the Seller owns free and clear from the rights of third parties (the Securities). The Purchaser hereby agrees to purchase from the Seller, and the Seller agrees to sell to the Purchaser, the Securities together with any and all rights attaching thereto, including any dividends not as yet paid or stock splits effected, against the Purchase Price stated in Attachment 1.

2. ACKNOWLEDGMENT The Purchaser acknowledges that it has made all investigations into the value of the Securitiees and the business, operations and prospects of the issuer that it has deemed necessary or desirable in connection with this purchase, and that it has not relied upon the Seller to provide any such information nor upon any representation, warranty or other statement made by the Seller with respect to any of the foregoing.

3. REGISTRATION The Purchaser shall execute and deliver to the Seller a power of attorney enabling the Seller to re-register the Securities into the name of the Purchaser its name in the register of security holders of the issuer of the Securities. The Seller shall use all reasonable endeavours to effect such re-registration.

4. SETTLEMENT. Upon delivery to the Purchaser or an extract from the register of shareholders of the issuer of the Securities designating the Purchaser as the owner of the Securities (the Settlement Date), the Purchaser shall transfer to the Seller the Purchase Price specified in Attachment 1 hereto. The Purchase Price shall be effected in United States dollars by the Purchaser within three (3) business days from the Settlement Date by means of wire transfer in immediately available funds to the account designated by the Seller. The Purchase Price shall be equal to the number of shares multiplied by the price per share. Amounts of prepayment, if any, in respect of the Securities shall be credited against the Purchase Price.

5. TERM AND TERMINATION The term of this Agreement shall commence on the date hereof and shall expire upon performance by the parties of their obligations hereunder. Notwithstanding the foregoing, if the Settlement Date shall not have occurred within one month from the date hereof, this Agreement shall terminate without any further liability between the parties in respect of this Agreement.

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5. GOVERNING LAW In the event of any dispute or disagreement arising between the
   Purchaser and the Seller under, or in connection with, this Agreement, such dispute or disagreement shall be resolved by binding arbitration held at the Arbitration Institute of the Stockholm Chamber of Commerce before a panel of three (3) arbitrators appointed in accordance with the rules of the Institute. This agreement shall be governed by, and construed in accordance with, the laws of the Russian Federation

6. SIGNATURES This Agreement and Attachment 1 hereto may be signed by the parties in two counterparts but such counterparts shall together constitute a single agreement.

                              Signed by James Hatt
                              Executive Chairman
                              PLD Telekom Inc.
                              for and on behalf of the Seller

                              s/s James Hatt
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                              Signed by Kruglov I.E.
                              for and on behalf of the Purchaser

                              s/s Kruglov I.E.
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